May 30, 2018

TOUCHSTONE STRATEGIC TRUST

Touchstone Small Cap Growth Fund

Supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information
dated July 30, 2017, as supplemented

IMPORTANT NOTICE REGARDING CHANGES TO THE
TOUCHSTONE SMALL CAP GROWTH FUND

Proposed Reorganization

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on May 17, 2018, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, subject to shareholder approval, the reorganization of the Touchstone Small Cap Growth Fund into the Touchstone Small Company Fund (the "Reorganization"). A special meeting of shareholders of the Touchstone Small Cap Growth Fund (the "Small Cap Growth Fund") is expected to be held on or about August 22, 2018 (the "Special Meeting"), at which shareholders of the Small Cap Growth Fund will be asked to vote on the proposal to approve the Reorganization of the Small Cap Growth Fund into the Touchstone Small Company Fund (the "Acquiring Fund"), each a series of the Trust (each, a "Fund", and collectively, the "Funds").

A proxy statement/prospectus containing more information regarding the Reorganization will be mailed to Small Cap Growth Fund shareholders on or about July 16, 2018.  If the Reorganization is approved at the Special Meeting and subject to additional conditions required by the agreement and plan of reorganization, the Reorganization is expected to be completed on or about September 21, 2018, or as soon as practicable thereafter. Shareholders of the Small Cap Growth Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. Expenses associated with the Reorganization will be borne by Touchstone.

Change in Sub-Advisor

At the same Board meeting, the Board approved the appointment of Russell Implementation Services, Inc. (“Russell”) as interim sub-advisor to the Small Cap Growth Fund during the period from July 30, 2018 through the closing date of the Reorganization, which is expected to occur on or about September 21, 2018. Russell will manage the Small Cap Growth Fund to achieve similar returns to the Small Cap Growth Fund's current benchmark, the Russell 2000® Growth Index, during this period.  Wayne A. Hollister, Senior Portfolio Manager at Russell, will serve as portfolio manager during this period. The Small Cap Growth Fund's current sub-advisor, Fiera Capital Inc. (“Fiera”), will continue to serve as sub-advisor through July 29, 2018. The change in sub-advisor is separate from the Reorganization and does not require shareholder approval.

Effective July 30, 2018, all references to Fiera as sub-advisor of the Fund in the summary prospectus, prospectus, and Statement of Additional Information ("SAI") are deleted and replaced with Russell.  Russell has been providing transition management services to clients since 1992.  Russell has transitioned nearly $2.1 trillion in assets for clients in over 2,190 transition events in the last three calendar years.  These clients had investment strategies spanning across various mandates. As of May 29, 2018, Russell was managing eight mandates with $2.3 billion in assets across a broad range of asset classes.  Specific to interim management engagements, Russell has handled 66 assignments with over $12 billion in assets under management in the last three calendar years.

More About the Funds

The Funds have similar investment goals and principal investment strategies. The investment goal of the Small Cap Growth Fund is to achieve long-term capital growth and the investment goal of the Acquiring Fund is to provide investors with growth of capital.  Each Fund invests, under normal circumstances, at least 80% of its assets in common stocks of small capitalization companies.  This is a non-fundamental investment policy that each Fund can change upon 60-days' prior notice to shareholders.  Each Fund is classified as a diversified fund.

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The Acquiring Fund is sub-advised by Fort Washington Investment Advisors, Inc. ("Fort Washington"), an affiliate of Touchstone.  Fort Washington is an SEC–registered investment advisor. As of March 31, 2018, Fort Washington had approximately $55.7 billion in assets under management (includes assets under management by Fort Washington of $52.2 billion and $3.5 billion in commitments managed by Fort Washington Capital Partners Group, a division, and Peppertree Partners LLC, a subsidiary).

For more information about the Acquiring Fund (the Touchstone Small Company Fund), including its performance history, investment strategies, and risks, see its prospectus and SAI dated March 30, 2018, as supplemented.  You can obtain a copy of the prospectus or SAI by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at TouchstoneInvestments.com.

This Supplement is not a solicitation of any proxy.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-MXCAX--S10-1806